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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2003

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	00-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Corporate Woods Parkway, Vernon Hills, Illinois (Address of Principal Executive Offices)		60061 (Zip Code)

Registrant's telephone number, including area code:    847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits. The following Exhibit is being furnished herewith:
99.1	Registrant's Press Release dated April 17, 2003.
Item 9.	Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12).

In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 17, 2003, we announced our results of operations and financial position as of and for the three month period ended March 29, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION
Date April 17, 2003	By:	/s/ EDWARD L. KAPLAN Chairman of the Board and Chief Executive Officer

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SIGNATURES